Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On July 6, 2026, Skillsoft Corp. (together with its consolidated subsidiaries, “Skillsoft,” “we,” “us,” or “our”) completed the sale of all of the issued and outstanding limited liability company interests of Global Knowledge Training LLC, a Delaware limited liability company (the “Company,” and together with the Company’s direct and indirect subsidiaries, the “Transferred Companies”), pursuant to a Sale and Purchase Agreement, dated May 20, 2026 (the “SPA”), between GK Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Skillsoft (the “Seller”), and EHJob GP LLC, a Delaware limited liability company and affiliate of Enduring Ventures (the “Buyer”). The Transferred Companies operate Skillsoft’s former Global Knowledge (“GK”) business, which provides instructor-led training delivered both in-person and virtually.

Under the terms of the SPA, the Seller received initial consideration of approximately $5.4 million at closing (after estimated closing adjustments), paid via promissory note (secured by the Company’s cash and accounts receivable). The Seller is also entitled to deferred consideration of $10.0 million, less approximately $2.0 million related to long-term employee liabilities, payable in five equal quarterly installments commencing nine months after the closing date, as well as contingent consideration for post-closing transactions specified in the SPA. The initial consideration is subject to customary final post-closing adjustments, including for working capital, cash and indebtedness. The Buyer’s obligation to pay the deferred consideration is guaranteed by the Company and secured by the Transferred Companies’ intellectual property rights.

The unaudited pro forma condensed consolidated financial information has been prepared in accordance with Article 11 of Regulation S-X and is derived from Skillsoft's historical consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet as of April 30, 2026, gives effect to the sale as if it had occurred on April 30, 2026. The unaudited pro forma condensed consolidated statements of operations for the three months ended April 30, 2026, and for the fiscal years ended January 31, 2026, 2025 and 2024 and reflect the reclassification as discontinued operations for all periods presented. The adjustments in the "Transaction Accounting Adjustments" column in the unaudited pro forma condensed consolidated statements of operations for the three months ended April 30, 2026, and for the fiscal year ended January 31, 2026, give effect to other aspects of the sale, including transaction-related expenses and impacts of the promissory note receivable, as if it had occurred on February 1, 2025.

The GK business was reflected as discontinued operations in our historical condensed consolidated statements of operations for the three months ended April 30, 2026. Accordingly, the related pro forma adjustments primarily reflect transaction accounting adjustments associated with the completed disposition. For the fiscal years ended January 31, 2026, 2025 and 2024, the pro forma condensed consolidated statements of operations reflect the removal of the historical operating results of the GK business and other transaction accounting adjustments directly attributable to the disposition as described above. The unaudited pro forma condensed consolidated statements of operations are only presented through continuing operations.

The unaudited pro forma condensed consolidated financial information does not give effect to restructuring activities or other management actions that may be undertaken in connection with or following the sale of the GK business.

The unaudited pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to represent what Skillsoft's financial position or results of operations would have been had the transaction occurred on the dates assumed, nor does it purport to project Skillsoft's future financial position or results of operations.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of April 30, 2026

		Discontinued	Continuing	Transaction	Pro
	Historical	Operations (a)	Operations	Adjustments (b)	Forma (1)
ASSETS
Current assets:
Cash and cash equivalents	$115,562	$-	$115,562	$966	$116,528
Restricted cash	2,811	-	2,811	-	2,811
Accounts receivable, net of allowance for credit losses of approximately $382	77,313	-	77,313	-	77,313
Prepaid expenses and other current assets	38,176	-	38,176	-	38,176
Note receivable	-	-	-	5,243	5,243
Assets held for sale	53,148	(53,148)	-	-	-
Total current assets	287,010	(53,148)	233,862	6,209	240,071
Goodwill	287,650	-	287,650	-	287,650
Intangible assets, net	258,654	-	258,654	-	258,654
Note receivable	-	-	-	7,284	7,284
Other assets	19,697	-	19,697	426	20,123
Total assets	$853,011	$(53,148)	$799,863	$13,919	$813,782
LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Current maturities of long-term debt	$6,404	$-	$6,404	$-	$6,404
Borrowings under accounts receivable facility	1,000	-	1,000	-	1,000
Accounts payable	9,056	-	9,056	-	9,056
Accrued compensation	22,336	-	22,336	-	22,336
Accrued expenses and other current liabilities	14,587	-	14,587	-	14,587
Deferred revenue	221,299	-	221,299	-	221,299
Liabilities associated with assets held for sale	39,229	(39,229)	-	-	-
Total current liabilities	313,911	(39,229)	274,682	-	274,682

Long-term debt	568,163	-	568,163	-	568,163
Deferred tax liabilities	34,712	-	34,712	-	34,712
Deferred revenue - non-current	1,117	-	1,117	-	1,117
Other long-term liabilities	7,923	-	7,923	-	7,923
Total long-term liabilities	611,915	-	611,915	-	611,915
Commitments and contingencies
Shareholders’ equity (deficit):
Shareholders’ common stock - Class A common shares, $0.0001 par value:
18,750,000 shares authorized and 9,095,922 shares issued and 8,796,145 shares outstanding	1	-	1	-	1
Additional paid-in capital	1,578,986	-	1,578,986	-	1,578,986
Accumulated (deficit)	(1,626,324)	(33,551)	(1,659,875)	13,919	(1,645,956)
Treasury stock, at cost - 299,777 shares	(10,891)	-	(10,891)	-	(10,891)
Accumulated other comprehensive income (loss)	(14,587)	19,632	5,045	-	5,045
Total shareholders’ equity (deficit)	(72,815)	(13,919)	(86,734)	13,919	(72,815)
Total liabilities and shareholders’ equity (deficit)	$853,011	$(53,148)	$799,863	$13,919	$813,782

[1] Represents Skillsoft's current best estimate of its unaudited pro forma consolidated balance sheet, reflecting the discontinued operations. Actual results could differ from these estimates.
The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the three months ended April 30, 2026

	Continuing	Transaction	Pro
	Operations	Adjustments (b)	Forma (1)
Revenues:
Total revenues	$94,498	$-	$94,498
Operating expenses:
Costs of revenues	15,889	-	15,889
Content and software development	13,052	-	13,052
Selling and marketing	26,960	-	26,960
General and administrative	15,994	-	15,994
Amortization of intangible assets	29,561	-	29,561
Impairment of goodwill and intangible assets	-	-	-
Acquisition and integration related costs	-	-	-
Restructuring	1,341	-	1,341
Total operating expenses	102,797	-	102,797
Operating income (loss)	(8,299)	-	(8,299)
Other income (expense), net	2,606	-	2,606
Fair value adjustment of interest rate swaps	1,245	-	1,245
Interest income	545	190	735
Interest expense	(13,748)	-	(13,748)
Income (loss) before provision for (benefit from) income taxes	(17,651)	190	(17,461)
Provision for (benefit from) income taxes	1,044	(11)	1,033
Net income (loss) from continuing operations	$(18,695)	$201	$(18,494)

Net income (loss) per share:
Basic and diluted - continuing operations	$(2.12)		$(2.10)
Weighted average common share outstanding:
Basic and diluted	8,811,277		8,811,277

[1] Represents Skillsoft's current best estimate of its unaudited pro forma consolidated balance sheet, reflecting the discontinued operations. Actual results could differ from these estimates.
The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the year ended January 31, 2026

		Discontinued	Continuing	Transaction	Pro
	Historical	Operations (a)	Operations	Adjustments (b)	Forma (1)
Revenues:
Total revenues	$512,674	$(108,929)	$403,745	$-	$403,745
Operating expenses:
Costs of revenues	134,638	(68,003)	66,635	-	66,635
Content and software development	55,626	(2,644)	52,982	-	52,982
Selling and marketing	153,495	(39,895)	113,600	-	113,600
General and administrative	80,649	(12,900)	67,749	-	67,749
Amortization of intangible assets	127,346	(6,203)	121,143	-	121,143
Impairment of goodwill and intangible assets	31,716	(20,771)	10,945	-	10,945
Acquisition and integration related costs	1,379	(18)	1,361	-	1,361
Restructuring	17,318	(1,776)	15,542	-	15,542
Total operating expenses	602,167	(152,210)	449,957	-	449,957
Operating income (loss)	(89,493)	43,281	(46,212)	-	(46,212)
Other income (expense), net	(3,696)	14,392	10,696	-	10,696
Fair value adjustment of interest rate swaps	(3,733)	-	(3,733)	-	(3,733)
Interest income	1,859	(83)	1,776	1,230	3,006
Interest expense	(58,470)	-	(58,470)	-	(58,470)
Income (loss) before provision for (benefit from) income taxes	(153,533)	57,590	(95,943)	1,230	(94,713)
Provision for (benefit from) income taxes	(13,709)	3,276	(10,433)	134	(10,299)
Net income (loss) from continuing operations	$(139,824)	$54,314	$(85,510)	$1,096	$(84,414)

Net income (loss) per share:
Basic and diluted - continuing operations	$(16.27)				$(9.82)
Weighted average common share outstanding:
Basic and diluted	8,594,008				8,594,008

[1] Represents Skillsoft's current best estimate of its unaudited pro forma consolidated balance sheet, reflecting the discontinued operations. Actual results could differ from these estimates.
The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the year ended January 31, 2025

		Discontinued	Continuing	Transaction	Pro
	Historical	Operations (a)	Operations	Adjustments (b)	Forma (1)
Revenues:
Total revenues	$530,994	$(125,464)	$405,530	$-	$405,530
Operating expenses:
Costs of revenues	134,879	(72,714)	62,165	-	62,165
Content and software development	60,757	(2,746)	58,011	-	58,011
Selling and marketing	162,879	(38,886)	123,993	-	123,993
General and administrative	92,364	(13,671)	78,693	-	78,693
Amortization of intangible assets	127,216	(6,624)	120,592	-	120,592
Impairment of goodwill and intangible assets	-	-	-	-	-
Acquisition and integration related costs	4,247	(6)	4,241	-	4,241
Restructuring	18,273	(5,010)	13,263	-	13,263
Total operating expenses	600,615	(139,657)	460,958	-	460,958
Operating income (loss)	(69,621)	14,193	(55,428)	-	(55,428)
Other income (expense), net	677	10,810	11,487	-	11,487
Fair value adjustment of interest rate swaps	1,287	-	1,287	-	1,287
Interest income	3,526	(102)	3,424	-	3,424
Interest expense	(63,516)	-	(63,516)	-	(63,516)
Income (loss) before provision for (benefit from) income taxes	(127,647)	24,901	(102,746)	-	(102,746)
Provision for (benefit from) income taxes	(5,739)	1,547	(4,192)	-	(4,192)
Net income (loss) from continuing operations	$(121,908)	$23,354	$(98,554)	$-	$(98,554)

Net income (loss) per share:
Basic and diluted - continuing operations	$(14.87)				$(12.02)
Weighted average common share outstanding:
Basic and diluted	8,200,077				8,200,077

[1] Represents Skillsoft's current best estimate of its unaudited pro forma consolidated balance sheet, reflecting the discontinued operations. Actual results could differ from these estimates.
The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the year ended January 31, 2024

		Discontinued	Continuing	Transaction	Pro
	Historical	Operations (a)	Operations	Adjustments (b)	Forma (1)
Revenues:
Total revenues	$553,237	$(148,387)	$404,850	$-	$404,850
Operating expenses:
Costs of revenues	153,157	(86,987)	66,170	-	66,170
Content and software development	68,031	(2,815)	65,216	-	65,216
Selling and marketing	170,982	(46,406)	124,576	-	124,576
General and administrative	95,896	(16,071)	79,825	-	79,825
Amortization of intangible assets	152,511	(21,329)	131,182	-	131,182
Impairment of goodwill and intangible assets	202,233	(64,929)	137,304	-	137,304
Acquisition and integration related costs	5,063	(390)	4,673	-	4,673
Restructuring	13,978	(5,631)	8,347	-	8,347
Total operating expenses	861,851	(244,558)	617,293	-	617,293
Operating income (loss)	(308,614)	96,171	(212,443)	-	(212,443)
Other income (expense), net	(1,986)	17,194	15,208	-	15,208
Fair value adjustments of warrants	4,754	-	4,754	-	4,754
Fair value adjustment of interest rate swaps	2,756	-	2,756	-	2,756
Interest income	3,557	(321)	3,236	-	3,236
Interest expense	(65,335)	-	(65,335)	-	(65,335)
Income (loss) before provision for (benefit from) income taxes	(364,868)	113,044	(251,824)	-	(251,824)
Provision for (benefit from) income taxes	(16,265)	14,140	(2,125)	-	(2,125)
Net income (loss) from continuing operations	$(348,603)	$98,904	$(249,699)	$-	$(249,699)

Net income (loss) per share:
Basic and diluted - continuing operations	$(43.29)				$(31.01)
Weighted average common share outstanding:
Basic and diluted	8,051,593				8,051,593

[1] Represents Skillsoft's current best estimate of its unaudited pro forma consolidated balance sheet, reflecting the discontinued operations. Actual results could differ from these estimates.
The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(a) Discontinued Operations

For the fiscal years ended January 31, 2026, 2025 and 2024, reflects the removal of the historical operating results of the GK business in order to present the effects of the disposition as if it had occurred on February 1, 2023. For the three months ended April 30, 2026, the historical statements of operations already reflected the GK business as discontinued operations and therefore no adjustment was required to remove GK operating results from continuing operations. For the balance sheet as of April 30, 2026, reflects the removal of assets, liabilities and accumulated other comprehensive income attributable to the GK business in connection with the completed disposition.

(b) Transaction Adjustments

Reflects the estimated effects of the completed sale, including the consideration expected to be received under the SPA and transaction costs directly attributable to the disposition. For the unaudited pro forma condensed consolidated balance sheet, the adjustments reflect the recognition of the seller-financed note receivable, deferred consideration receivable and contingent consideration, the receipt of cash reflecting the effects of the working capital adjustments contemplated by the SPA, and the payment of investment banking fees. The seller-financed consideration and deferred consideration receivable are presented as current and long-term note receivables based on their respective contractual payment terms and are reflected net of applicable discounts. The contingent consideration represents the estimated fair value of Skillsoft's contractual right to receive a specified percentage of the proceeds from a subsequent sale of the GK business by the Buyer and was determined using a probability-weighted present value approach. Contingent consideration is included within other assets. Cash and cash equivalents reflects the net effect of cash proceeds received at closing and the payment of transaction-related costs.

For the unaudited pro forma condensed consolidated statements of operations, the adjustments reflect the estimated interest income associated with the seller-financed note receivable, including the accretion of applicable discounts. The transaction accounting adjustments are based on information available as of the date of these unaudited pro forma condensed consolidated financial statements and are subject to change as additional information becomes available.